Colonial BancGroup KBW Regional Bank Conference March 2, 2006 The Best Things Come OUT OF THE BLUE Exhibit 99.1

1 Table of Contents 1) Franchise 3 2) Retail and Business Banking 9 3) Credit 11 4) Financial Highlights 15 5) Supplemental Information 27 Page The Best Things Come OUT OF THE BLUE

Forward Looking Statements
The Best Things Come OUT OF THE BLUE
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,”
“estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions, as they relate to BancGroup
(including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in these reports are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. In addition to factors mentioned elsewhere in this report or previously disclosed in BancGroup’s SEC reports
(accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:
• deposit attrition, customer loss, or revenue loss in the ordinary course of business;
• increases in competitive pressure in the banking industry;
• costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
• the inability of BancGroup to realize elements of its strategic plans for 2006 and beyond;
• changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;
• economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;
• natural disasters in BancGroup’s primary market areas result in prolonged business disruption or materially impair the value of collateral securing loans;
• management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
• strategies to manage interest rate risk may yield results other than those anticipated;
• changes which may occur in the regulatory environment;
• a significant rate of inflation (deflation);
• acts of terrorism or war; and
• changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

3 The Best Things Come OUT OF THE BLUE SECTION Franchise

Franchise
Attractive Franchise in High Growth Markets
72% of Total Deposits are in Florida, Georgia, Texas and Nevada
6th Largest Commercial Bank in Florida with $9 Billion in Deposits
Projected population growth from 2005-2010 is expected to be 10.95% in
Colonial’s markets vs. the national average of 6.26%
A Proven Community Bank Philosophy
Involves local expertise in lending decisions
Creates an atmosphere that nurtures and personalizes customer relationships
High Growth Markets = Above Average Shareholder Returns
Total Shareholder Return in 2005 was 15% vs. (4%) for the S&P Bank Index and 26%
vs. 11% for the S&P Bank Index in 2004
Above Average Net Income and EPS Growth of 32% and 16%, respectively for 2005
The Best Things Come OUT OF THE BLUE
The Best Things Come Out of the Blue
As of 12/31/05

AL
22%
FL
58%
TX
4%
GA
5%
NV
5%
Corp
6%
FL
56%
AL
16%
GA
6%
Corp
12%
TX
6%
NV
4%
In the Right Places
The Best Things Come OUT OF THE BLUE
Colonial is in four of the fastest growing states in the country
Branches, Assets and Deposits are as follows:
301 Branches
$21 Billion in Assets* $15.5 Billion in Deposits*
FL
162
TX
13
NV
14
GA
20
AL
92
* At 12/31/05

Superior Projected Population Growth
The Best Things Come OUT OF THE BLUE
2005 - 2010 Population Growth
Colonial BancGroup, Inc. 10.95%
Compass Bancshares, Inc. 9.97
Wachovia Corporation 8.85
SunTrust Banks, Inc. 8.72
South Financial Group, Inc. 8.68
Synovus Financial Corp. 7.17
Bank of America Corporation 6.95
BB&T Corporation 6.80
AmSouth Bancorporation 6.46
Regions Financial Corporation 5.86
First Horizon National Corporation 5.27
Fifth Third Bancorp 4.51
Trustmark Corporation 4.15
Whitney Holding Corporation 3.80
BancorpSouth, Inc. 3.46
Median 6.80%
Low 3.46
High 10.95
National Average 6.26
Source :  Keefe, Bruyette & Woods
Deposit data as of 6/30/05.
Population growth deposit weighted by county.

Florida at 12/31/05:
58% of Deposits in Florida – Total Deposits of $9 Billion
56% of Assets in Florida – Total Assets of $12 Billion
53% of Branches in Florida – Total Branches – 160
Strong loan and deposit growth
Loan growth, excluding acquisitions and mortgage warehouse
lending, was 15% for 2005
Deposit growth, excluding acquisitions, was 23% for 2005
Florida Franchise
The Best Things Come OUT OF THE BLUE

CNB LISTED NYSE

GEORGIA
Pensacola
Fort Walton Beach
Panama City
Callaway
DeFuniak Springs
Chipley
Blountstown
Bristol
Tallahassee
Cairo
Quitman
Madison
Perry
Live Oak
Port St. Joe
Apalachicola
Kingsland
Jacksonville
Starke
Palatka
Palm Coast
Cross City
Gainesville
UNITED STATES
Ormond Beach
Port Orange
Deltona
Eustis
Titusville
Orlando
Kissimmee
Merritt Island
Palm Bay
Atlantic Ocean
Gulf of Mexico
Palm Harbor
Clearwater
Tampa
Lakeland
St. Petersburg
Wauchula
Hardee
Sarasota
Arcadia
Highlands
Fort Pierce
Punta Gorda
Belle Glade
West Palm Beach
Boynton Beach
Boca Raton
Fort Myers
Cape Coral
Immokalee
Coral Springs
Fort Lauderdale
Pembroke Pines
Kendall
Miami
Freeport City
THE BAHAMAS
Copyright © 2003 Microsoft Corp. and/or its suppliers. All rights reserved.

Colonial BancGroup

Florida Franchise and Current Population
The Best Things Come OUT OF THE BLUE
12 Planned Branches through 12/31/06
Current Branches
Current Population
2,500,000
500,000
100,000
Current Population
2,500,000
500,000
100,000
PANHANDLE
Assets = $411 Million
Deposits = $52 Million
2 Branches
CENTRAL FLORIDA
Assets = $3.2 Billion
Deposits = $2.9 Billion
60 Branches
MORTGAGE WHSE.
Assets = $2.2 Billion
Deposits = $524 Million
SOUTH FLORIDA
Assets = $3.2 Billion
Deposits = $2.8 Billion
46 Branches
FLORIDA WEST COAST
Assets = $3.0 Billion
Deposits = $2.7 Billion
54 Branches

9 The Best Things Come OUT OF THE BLUE SECTION Retail & Business Banking

Key Initiatives:
Alignment of business banking production under the Retail line of business while increasing the number of business bankers
Enhanced business banking product offerings
Centralized business lending unit
Retail Banking - 2006 Growth Initiatives
The Best Things Come OUT OF THE BLUE
Key Initiatives:
Focus on weekly account acquisition targets and net account growth
Enhanced consumer services through image delivery and on-line banking
Streamlined product offerings
Personal Deposits Objective:
50% increase in non-interest account openings
Continued double digit deposit growth in core deposits
Business Banking Objective:
35% Increase in Business Banking account openings
30% Increase Business Banking loan production

11 The Best Things Come OUT OF THE BLUE SECTION Credit

Strong Credit Metrics
The Best Things Come OUT OF THE BLUE
Nonperforming Assets ratio was 0.21% at 12/31/05
Net Charge-Off Ratio was 0.09%* for 4Q05 and 0.14% for 2005
Provision exceeded net charge-offs in 4Q05 and for 2005
Past dues > 30 days were 0.48% of net loans, down from 0.58% at 9/30/05
Allowance for loan losses was 1.15%, or 536% of nonperforming assets
* Annualized

NPAs Consistently Below Industry
As originally reported
The Best Things Come OUT OF THE BLUE
0.65%
0.78%
0.64%
0.54%
0.55%
0.60%
0.71%
0.84%
0.85%
0.29%
0.21%
0.78%
1.17%
1.25%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
'92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05
All FDIC Insured Commercial Banks (as of 9/30/05)
Colonial BancGroup

Net Charge-Offs/Average Loans
The Best Things Come OUT OF THE BLUE
0.47%
0.51%
0.09%
0.19%
0.14%
0.33%
0.13%
0.18%
0.23%
0.23%
0.21%
0.21%
0.28% 0.29%
0.31%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05
All FDIC Insured Commercial Banks (as of 9/30/05)
Southern Regionals*
Colonial BancGroup
*Source: SNL Financial

15 The Best Things Come OUT OF THE BLUE SECTION Financial Highlights

1 Excluding gains (losses) on branches, securities,
derivatives and net cash settlement of swaps.
2 Excluding Mortgage Warehouse Lending
3 Excluding acquisitions, sale of branches and brokered
deposits
Earnings Overview
The Best Things Come OUT OF THE BLUE
Record Earnings in 2005
Net Income of $229 million, up 32%
EPS of $1.52, up 16%
Strong increase in revenues¹
up 26% over 2004
9 consecutive quarters of expanded Net Interest Margin
Net Interest Income increased 25% over 2004
Noninterest Income¹
increased 28% over 2004
Solid Internal Loan Growth²
of 10% over prior year, 8% annualized from the
end of 3Q05
Outstanding Deposit Growth³
Average Deposits grew internally 16% over 2004
Florida Franchise had 23% internal growth in period-end deposits from 12/31/04
Excellent Credit Quality
Nonperforming Assets Ratio at a very low level of 0.21%
Excellent net charge off history 0.14% for 2005

Earnings Per Share
Diluted
The Best Things Come OUT OF THE BLUE
$1.55
$1.33
$1.20
$1.16
$1.06
$1.00
2000 2001 2002 2003 2004 2005
$0.40
$0.34
$1.52
$1.31
$1.16
$1.26
$1.06
$1.00
2000 2001 2002 2003 2004 2005 4Q04 4Q05
Originally Reported
As Restated
11%
3% 9%
6%
17%
6%
19%
(8)%
13%
16%
18%
* As if restatement had not occurred
*

as restated
### ###
### ###
### ###
### ###
### ###
### ###
$46
$62
$62
$46
$229
$173
$146
$151
$122
$115
2000 2001 2002 2003 2004 2005 4Q04 4Q05
Net Income
$ In Millions
The Best Things Come OUT OF THE BLUE
$175
$150
$140
$122
$115
$233
2000 2001 2002 2003 2004 2005
Originally Reported
As Restated
15%
7%
6%
17%
33%
33%
6%
18%
32%
24%
(3)%
* As if restatement had not occurred
*

19 Net Interest Income as restated $ In Millions The Best Things Come OUT OF THE BLUE $187 $709 $400 $422 $455 $495 $567 2000 2001 2002 2003 2004 2005 4Q04 4Q05 $154 6% 8% 9% 15% 25% 21%

Average Deposits
$ In Millions
The Best Things Come OUT OF THE BLUE
$10,862
$9,419
$8,734
$8,435
$8,252
$13,988
$14,786
$15,244
2000 2001 2002 2003 2004 2005 3Q05 4Q05
2%
4%
8%
15%
11% 1*
12%*
16%¹
29%
1 Excluding acquisitions, sale of branches, and brokered deposits
*Annualized

Net Interest Margin Improvement
The Best Things Come OUT OF THE BLUE
3.85%
3.83%
3.78%
3.72%
3.68%
3.64%
3.60%
3.58%
3.53%
3.43%
3.78%
3.72%
3.64%
3.58%
3.53%
3.49%
3.45%
3.41%
3.36%
3.10%
3.20%
3.30%
3.40%
3.50%
3.60%
3.70%
3.80%
3.90%
3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05
Originally Reported As Restated
NIM up 23 bps to 3.75% for 2005
from 3.52% in 2004
9 Consecutive Quarters of NIM
Expansion
NIM expansion was primarily
driven by the mortgage
warehouse securitization which
added 16 bps in 2005
200 bps of Fed Funds increases
in 2005

Noninterest Income¹
$ In Millions
The Best Things Come OUT OF THE BLUE
$165
$77
$85
$101
$129
$129
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
2000 2001 2002 2003 2004 2005
10%
19%
0.2%
28%
28%
1 Excludes gains/losses on securities, branches, derivatives and net cash settlement of derivatives.
Noninterest Income
1
to Average Assets
0.67% 0.68% 0.73% 0.82%              0.74% 0.80%

Noninterest Income Initiatives
Deposit Service Charges
Strategic Marketing plan targeting both personal and business checking account growth
Financial Planning Services
Offer brokerage products and services, variable and fixed annuities, life, disability and long-term care insurance and trust services
Currently have 42 financial consultants – planning to increase consultants by 29%
to 54 by the end of 2006
310 Licensed Fixed Annuity Reps;
Launched a Series 6 program with 50 professionals focused on mutual fund sales and variable annuities
Renewed emphasis on selling Trust Services
Mortgage Banking
Increased emphasis on generating fixed rate product for the secondary market
2006 is the first full year of increased staffing
Hired 50 mortgage bankers mid-year 2005
The Best Things Come OUT OF THE BLUE

Noninterest Expense
$ in millions
The Best Things Come OUT OF THE BLUE
2005 2004 $ Change % Change
Salaries and employee benefits 262.7 $    218.1 $    44.6 $      20%
Occupancy expense of bank premises, net 62.7         53.2        9.5           18%
Furniture and equipment expense 43.6         38.3        5.3           14%
Professional services 22.1         19.3        2.8           15%
Amortization of intangible assets 11.5         6.4          5.1           80%
Advertising 12.2         8.5          3.7           44%
Communications 10.3         10.7        (0.4)          -4%
Merger related expenses 4.2           2.0          2.2           110%
Other expenses 76.4         67.7        8.7           13%
505.7       424.2      81.5         19%
Net losses related to the early extinguishment of debt 9.6 7.4 2.2           30%
        Total Noninterest Expense 515.3 $    431.6 $    83.7 $      19%
Efficiency Ratio (1) 57.06% 59.32%
Noninterest Expense to Average Assets (2) 2.45% 2.43%

(2)   Noninterest expense excludes net losses related to the early extinguishment of debt.
(1)   Noninterest income excludes net (losses) gains on sale of securities, and branches and change in fair value of swap derivatives. Noninterest expense excludes net losses related to the early extinguishment of debt.

Outlook for 2006
The Best Things Come OUT OF THE BLUE
Low double digit deposit growth and high single digit loan
growth are expected
Diluted earnings per share are expected to be in line with street mean estimates ranging from $1.68 - $1.75
There are a number of uncertainties that would impact the expectations noted above, including the overall strength of the economy and changes in market rates.

The Best Things Come OUT OF THE BLUE
Solid Dividend Growth
*Estimated
$0.68
$.61
$.58
$.56
$.52
$.48
$.44
$.38
$.34
$.30
$.27
$.22
$.15
$.16
$.17
$.18
$.20
$0
$0
$0
$0
$0
$1
$1
$1
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06
*
15 YEARS OF INCREASED DIVIDENDS
11%

27 The Best Things Come OUT OF THE BLUE SECTION Supplemental

Net Interest Income
The Best Things Come OUT OF THE BLUE
Net Interest Income increased 25% over 2004
Average earning assets increased 17%
Net interest margin expanded 23 bps over 2004
Yield on average earning assets up 89 bps over 2005
Loans comprised 75% of Average Earning Assets in 2005; 76% in 4Q05
76% of loans are adjustable or variable rate
Securities comprised 18% of average earning assets in 2005; 15% in 4Q05
Strong Average Deposit Growth replaced Costly Wholesale Borrowings
Average Deposits funded 74% of earning assets in 2005 v. 67% in 2004
Cost of interest bearing deposits was 126 bps less than the rate on average wholesale borrowings in 2005
Prepaid $837 million in long term borrowings recognized $9.6 million in debt extinguishment costs
Subordinated Debt Exchange
Exchanged $137 million in subordinated debt and issued $144 million in new debt; lowered interest cost by 49 basis points and increased Tier II Capital
1 Excluding acquisitions, sale of branches, and brokered deposits

Balance Sheet Growth & Mix
The Best Things Come OUT OF THE BLUE
76% of loan portfolio is variable or adjustable rate
Loans, excluding mortgage warehouse, grew 10%
1
from 12/31/04
Loan yields, excluding mortgage warehouse, up 34 bps over 3Q
Fed Funds rates increased 50 bps in the quarter
Securities represented 15% of earning assets at 12/31/05
Average deposits grew 11%
2
annualized from 3Q05; 16%
2
year-over-year
Total Deposit Mix: 58% - Non-time; 20% - Noninterest Bearing DDA
Average deposits comprised 72% of total average assets in 4Q05 compared to 69% in 3Q05 and 63% in 4Q04
Contribute Favorably to Interest Rate Risk Management
1 Excluding acquisitions and branch sales
2 Excluding acquisitions, branch sales and brokered deposits
As of 12/31/05

Noninterest Income
$ in millions
The Best Things Come OUT OF THE BLUE
2005 2004 $ Change % Change
Service charges on deposit accounts 58.3 $      58.5 $     (0.2) $       0%
Financial planning services 13.2         13.4        (0.2)          -1%
Electronic banking 15.3         12.6        2.7           21%
Mortgage banking 12.2         8.4          3.8           45%
Mortgage warehouse fees 16.1         1.2          14.9         1242%
Bank-owned life insurance 13.9         10.3        3.6           35%
Other income (2) 36.3         25.1        11.2         45%
165.3       129.5      35.8         28%
Securities (losses) gains, net (24.6)        7.5 (32.1)        -428%
Gain on sale of branches 37.0         0.0 37.0         -
Net cash settlement of swap derivatives 10.3         16.6        (6.3)          -38%
Change in fair value of swap derivatives (12.0)        (0.4)         (11.6)        2900%
        Total Noninterest Income 176.0 $    153.2 $   22.8 $      15%
Noninterest Income to Average Assets (1) 0.80% 0.74%
Noninterest Income to Total Revenue (1) 18.91% 18.58%

(2)  Includes nonrecurring gains on the sale of properties held for sale and certain other assets of $3.4 million in 2005 and $1.7 million in 2004.
(1)   Noninterest income excludes net (losses) gains on sale of securities, branches, net cash settlement of swap derivatives and change in fair value of swap derivatives.

Noninterest Income
The Best Things Come OUT OF THE BLUE
Securitized $1.5 billion of mortgage warehouse loans. The company receives origination, servicing fees and custody fees on the assets sold.
Sold 20 branches in northwest Alabama and southern Tennessee; sold $514 million of deposits; $83 million of loans and recognized a gain of $37 million.
The Company sold approximately $1.1 billion in securities at a loss of $14 million.
These securities were replaced with securities with higher yields with a similar duration.
The Company recognized a $12 million loss on the change in fair value of interest rate swaps on its trust preferreds and brokered certificates of deposit.
Significant Transactions – 2005

Retail Banking - 2006 Initiatives
The Best Things Come OUT OF THE BLUE
Key Initiatives:
Enhanced Consumer Services
Streamlined Product Offering
Strategic Marketing Plan Targeting Core
Deposit Growth
2006 Objective
Tactics:
Images via on-line banking
Check images on statements
Free bill pay
Segment product offering into free checking, interest
checking and active adults demographics
Streamline personal checking product offering from 9
to 5 products
Direct mail and radio focus on core checking
relationship of consumers
Consistent media coverage in print to support
measured balance sheet growth of time and interest
bearing products
50% increase in consumer checking account
openings – 25% increase realized in Q4, 2005
Continued double digit deposit growth in core
deposits
Personal Deposit Growth

Business Banking
The Best Things Come OUT OF THE BLUE
Key Initiatives:
Enhanced Business Banking Services –
Deposits and Loans
Focused Business Banking
Sales Effort
Strategic Marketing Plan
2006 Objective
Tactics:
Enhances Advantage Business Checking – 350 free
items processed
Business Advantage with free bill pay
Streamlined Business Lines of Credit (<$75,000) with
24 hour approval time
Promotional rates on lines of credit and owner
occupied real-estate
Alignment of business banking production under
Retail line of business
Increase the number of business bankers within retail
distribution system
Weekly checking and business loans objectives
defined by region and branch
Internal and external lead generations provided for
business solicitation
New creative that facilitates local blitz efforts
35% increase in Business checking openings (20%
realized in Q4, 2005)
30% increase in Business Banking loan production
(75% realized in Q4, 2005)
Business Deposit Growth

Retail Banking
The Best Things Come OUT OF THE BLUE
2006 Marketing
Key Initiatives:
Branding Strategy
Diversified, Multi-Channel Advertising
2006 Objective
Tactics:
Agency selection of Howard Merrell & Partners
The agency will provide;
– Media planning and savings
– Research assistance – tracking
– Campaign management
– Creative and graphic support business
• Branding Strategy and Development
– Roll-out second quarter 2006
– Unite Colonial Bank in all markets under one
brand identity.  Focus on establishing a
strong presence in substantially diverse and
fast-growing markets.
Improved mix and frequency of direct mail, sales
leads, newspaper, radio and branch collateral
Acquire new relationships while expanding and
retaining profitable customers through knowledge
based applications across all available channels
utilizing an integrated marketing plan

Why are our Credit Metrics this Good?
Strong Underwriting
Rigorous Appraisal Review Process
Effective CRE Limits
Market Data Intelligence
Aggressive Workout Strategies
Active Credit Risk Management
Local Market Knowledge
Real Estate Expertise
Credit Culture
The Best Things Come OUT OF THE BLUE

Florida
55%
Alabama
20%
Georgia
8%
Texas
8%
Nevada
5%
MWL
4%
Consumer
/Other, 3%
Commercial
7%
MWL
3%
Residential
RE
20%
RE
Construction
37%
CRE Owner
Occ. 7%
CRE
23%
Loan Portfolio Distribution
Outstanding loans of $14.9 Billion at 12/31/05
Mix by State of Origination at 12/31/05
The Best Things Come OUT OF THE BLUE

23.2% Owner Occupied
Average loan size = $608,000
75 largest loans characteristics:
Total $742 million and represent 17%
of CRE Portfolio
Average loan to value ratio is 68.1%
Average debt coverage ratio = 1.45x
Retail
26.5%
Office
19.3%
Multi-Family
10.2%
All Other
Types
11.1%
Healthcare
6.8%
Church/
School 4.0%
Recreation
2.0%
Lodging
6.3%
Industrial
1.6%
Warehouse
12.2%
Commercial Real Estate Portfolio
As of 12/31/05
The Best Things Come OUT OF THE BLUE

Multi-family
3.0%
Office
3.2%
Com'l Dev.
6.3%
All Other
6.5%
Retail
6.2%
Condo.
9.1%
Res. Home
17.2%
Land
22.5%
Res. Dev. &
Lots
26.0%
Average loan size = $652,000
75 largest loans characteristics:
Total $1.2 billion and represent
22.5% of portfolio
Average loan to value ratio is 68.1%
Construction Portfolio
As of 12/31/05
The Best Things Come OUT OF THE BLUE

Committee Lending Authority Meeting
Senior Loan Comm. Over $20 million Bi-weekly
State Loan Comm. $2 - $20 million Bi-weekly
Regional Officers/
Directors Loan Comm. Up to $2 million Weekly/Bi-weekly
Lending Authority
The Best Things Come OUT OF THE BLUE

CNB LISTED NYSE

St. Augustine
Crescent Beach
Fort Matanzas
Palm Coast
Flagler Beach
Ormond-by-the-Sea
Ormond Beach
Daytona Beach
Port Orange
Glencoe
Deltona
Sanford
Winter Springs
Titusville
Orlando
Altamonte Springs
Pine Hills
Kissimmee
St. Cloud
Merritt Island
Cape Canaveral
South Patrick
Melbourne
Palm Bay
Malabar
Micco
Gainesville
Ocala
Palatka
East Palatka
Bunnell
Pierson
De Leon Springs
DeLand
Orange City
Lady Lake
Umatilla
Eustis
Leesburg
Wildwood
Bushnell
Floral City
Hernando
Homosassa Springs
Spring Hill
Bayonet Point
Tarpon Springs
Clearwater
Tampa
Brandon
Plant City
Lakeland
Polk City
Kathleen
Haines City
Eagle Lake
Bartow
Dundee
Tangelo Park
Pine Castle
Christmas
Bithlo
Mims
Sharpes
June Park
Cedar Key
Gulf of Mexico
Copyright © 2003 Microsoft Corp. and/or its suppliers. All rights reserved.

Colonial BancGroup

40 Central Florida The Best Things Come OUT OF THE BLUE Planned Branches through 12/31/06 Current Branches

CNB LISTED NYSE

San Antonio
Dade City
Kissimmee
Bayonet Point
Tarpon Springs
Lutz
Polk City
Haines City
Kathleen
Lakeland
Winter Haven
Clearwater
Plant City
Eagle Lake
Pinellas Park
Brandon
Bartow
St. Petersburg
Bay Pines
Fort Meade
South Pasadena
Bowling Green
FLORIDA
HILLSBOROUGH
Ellenton
Wauchula
Zolfo Springs
Cortez
Bradenton
HARDEE
MANATEE
Sarasota
Myakka City
Arcadia
SARASOTA
DESOTO
Venice
Warm Mineral Springs
Cleveland
Englewood
CHARLOTTE
Rotonda
Fort Myers Shores
Waterway Estates
Fort Myers
Fort Myers Beach
Bonita Springs
Naples Park
Golden Gate
East Naples
Naples Manor
Copyright © 2003 Microsoft Corp. and/or its suppliers. All rights reserved.

Colonial BancGroup

41 Florida West Coast The Best Things Come OUT OF THE BLUE Planned Branches through 12/31/06 Current Branches

CNB
LISTED
NYSE

Port St. Lucie
Palm City
Port Salerno
Hobe Sound
Buckhead Ridge
St. Lucie Canal
Indiantown
MARTIN
Tequesta
Okeechobee
Canal Point
Jupiter
Palm Beach Gardens
Riviera Beach
Pahokee
Belle Glade
PALM BEACH
West Palm Beach
Wellington
Palm Springs
South Bay
Lake Worth
Greenacres
Boynton Beach
Delray Beach
Hillsboro Canal
Boca Raton
Collier Manor
Coral Springs
Deerfield Beach
Tamarac
Pompano Beach
Sunrise
Fort Lauderdale
BROWARD
Pembroke Pines
Everglades Wildlife Management Area
Hollywood
Aventura
Miramar
North Miami
North Miami Beach
Hialeah
Miami Beach
Tamiami Canal
Westchester
Miami
MIAMI-DADE
Richmond Heights
Kendall
Cutler Ridge
Copyright © 2003 Microsoft Corp. and/or its suppliers. All rights reserved.

Colonial BancGroup

42 South Florida The Best Things Come OUT OF THE BLUE Planned Branches through 12/31/06 Current Branches

CNB LISTED NYSE

Huntsville
Florence
Madison
Tuscumbia
Russellville
Decatur
Scottsboro
Fort Payne
Moulton
Guntersville
Albertville
Fulton
Hamilton
Cullman
Centre
Double Springs
Gadsden
Aberdeen
Jasper
Jacksonville
West Point
Fayette
Center Point
Anniston
Heflin
Columbus
Birmingham
Bessemer
Pell City
Hoover
Ashland
Wedowee
Carrollton
Tuscaloosa
Alabaster
Roanoke
Duncanville
Sylacauga
Alexander City
Eutaw
Clanton
Dadeville
Greensboro
A L A B A M A
Opelika
Livingston
Auburn
Selma
Linden
Montgomery
Butler
Union Springs
U N I T E D
S T A T E S
Camden
Thomasville
Clayton
Greenville
Grove Hill
Waynesboro
Luverne
Abbeville
Monroeville
Ozark
Jackson
Elba
Enterprise
Evergreen
Andalusia
Dothan
Brewton
Geneva
Bay Minette
Atmore
Crestview
Bonifay
Chipley
Mobile
DeFuniak Springs
F L O R I D A
Bellview
Pensacola
Blountstown
Pascagoula
Fort Walton Beach
Lynn Haven
Callaway
LaFayette
Rome
Copyright © 2003 Microsoft Corp. and/or its suppliers. All rights reserved.

Colonial BancGroup

43 Alabama The Best Things Come OUT OF THE BLUE Planned Branches through 12/31/06 Current Branches

CNB LISTED NYSE

Woodstock
Alpharetta
Big Creek
Buford
Sugar Hill
Acworth
Kennesaw
Roswell
Suwanee
Duluth
Dacula
COBB
GEORGIA
Mountain National Battlefield Park
Marietta
Dunwoody
Sandy Springs
Norcross
GWINNETT
Lawrenceville
Fair Oaks
Doraville
Chamblee
Hiram
Smyrna
Vinings
North Atlanta
Lilburn
Snellville
Powder Springs
Mableton
FULTON
Tucker
North Decatur
Clarkston
Stone Mountain
Austell
Peachtree Creek
Druid Hills
Scottdale
Lithia Springs
DEKALB
Atlanta
Belvedere
Redan
Douglasville
DOUGLAS
Chattahoochee
Gresham Park
Lithonia
Panthersville
Conyers
East Point
Hapeville
Conley
ROCKDALE
Copyright © 2003 Microsoft Corp. and/or its suppliers. All rights reserved.

Colonial BancGroup

44 Atlanta The Best Things Come OUT OF THE BLUE Current Branches

CNB LISTED NYSE

Corinth
Hickory Creek
Argyle
Lake Dallas
The Colony
Frisco
Princeton
Fairview
Allen
Lucas
Justin
Highland Village
Lewisville
Flower Mound
Plano
Wylie
Murphy
Roanoke
Trophy Club
Coppell
Carrollton
Richardson
Sachse
Keller
Southlake
Grapevine
Farmers Branch
Garland
Rowlett
Colleyville
Blue Mound
Watauga
Bedford
University Park
Lake Ray Hubbard
Highland Park
North Richland Hills
Euless
Irving
Haltom City
T E X A S
Sunnyvale
Dallas
Village Creek
Grand Prairie
Mesquite
Fort Worth
Arlington
D A L L A S
Balch Springs
T A R R A N T
Cockrell Hill
Pantego
Lemmon Lake
Mountain Creek
Forest Hill
East Fork Trinity
Hutchins
Duncanville
Kennedale
Seagoville
Everman
Wilmer
Crandall
Lancaster
DeSoto
Combine
Mansfield
Cedar Hill
Rendon
Glenn Heights
Ferris
Red Oak
Copyright © 2003 Microsoft Corp. and/or its suppliers. All rights reserved.

Colonial BancGroup

45 Dallas The Best Things Come OUT OF THE BLUE Planned Branches through 12/31/06 Current Branches

CNB LISTED NYSE

Reno
Fallon
Carson City
Yerington
Walker River I.R.
Tahoe
Gabbs
Austin
Eureka
Ely
NEVADA
Duckwater
Round Mountain
Hawthorne
Bridgeport
UNITED STATES
Warm Springs
Tonopah
Goldfield
Camp
Tuolumne
Yosemite National Park
Mammoth Lakes
Mariposa
Bishop
Alamo
Madera
Clovis
Fresno
Kings Canyon N.P.
Independence
Beatty
Desert National Wildlife Range
Death Valley National Park
Indian Springs
Death Valley
Pahrump
Las Veg
Henderson
Hanford
Visalia
Tulare
Corcoran
Porterville
395
50
93
95
6
108
180
198
99

Copyright © 2003 Microsoft Corp. and/or its suppliers. All rights reserved.

Colonial BancGroup

46 Nevada The Best Things Come OUT OF THE BLUE Planned Branches through 12/31/06 Current Branches